UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2011

American Apparel, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32697	20-3200601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

747 Warehouse Street, Los Angeles, CA	90021-1106
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 488-0226

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 10, 2011, American Apparel, Inc. (the “Company”) issued a press release announcing its results of operations for the first quarter of 2011. The press release is furnished herewith as Exhibit 99.1. The information in this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in Amendment No. 1 to the Company’s 2011 Annual Report on Form 10-K/A, filed with the SEC on May 2, 2011, and in the Company’s Preliminary Proxy Statement, filed with the SEC on May 4, 2011, Keith Miller resigned from the Company’s Board of Directors on May 2, 2011 and from the committees thereof on which he served, including the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee.  Mr. Miller informed the Company that he was resigning due to business and personal time commitments.

Also as previously disclosed, as a result of Mr. Miller’s resignation, the Audit Committee consists of two members and therefore the Company is no longer in compliance with Section 803(B)(2)(a) of the NYSE Amex Company Guide, which requires the Audit Committee to consist of at least three members.  The NYSE Amex Company Guide provides for a 180-day cure period for the Company to regain compliance with the audit committee composition requirements of the NYSE Amex (the “Exchange”).

On May 6, 2011, the Company received a letter from the Exchange advising that, as a result of Mr. Miller’s resignation from the Audit Committee, the Company was not in compliance with Section 803(B)(2)(a) of the NYSE Amex Company Guide, and confirming that the Company has until October 31, 2011 to regain compliance with the Exchange’s audit committee composition requirement. The Company intends to fill the vacancy on the Audit Committee as expeditiously as possible prior to the expiration of the cure period.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

99.1  Press release, dated May 10, 2011, of American Apparel, Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN APPAREL, INC.

Dated: May 10, 2011

	By:	/s/ Glenn A. Weinman
Name: Glenn A. Weinman
Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated May 10, 2011, of American Apparel, Inc.